MIKOJO INC.

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (the "*Agreement*") is made and entered into as of March 17, 2009 (the "*Effective Date*"), by and between Mikojo Inc., a Delaware corporation (the "*Company*"), and Mikojo Pty Ltd., an Australian corporation (the "*Purchaser*").

A. The Purchaser has contributed certain assets to the Company in exchange for securities of the Company, pursuant to the Contribution Agreement dated as of March 17, 2009 (the "*Contribution Agreement*").

B. The Purchaser and the Company desire to specify the terms and conditions of Purchaser's equity participation in the Company.

THE PARTIES AGREE AS FOLLOWS:

1. ***Purchase of Shares***. The Purchaser hereby purchases and the Company hereby sells 12,000,000 shares of the Company's Common Stock (the "*Shares*") at a purchase price of $0.0001 per share, payable in certain tangible and intangible property (which property has been transferred by the Purchaser to the Company pursuant to the Contribution Agreement).

2. ***Right of First Refusal and Restrictions on Transfer***. The Shares shall be subject to a right of first refusal by the Company in the event that the Purchaser or any transferee of such Shares proposes to sell, pledge or otherwise transfer such Shares or any interest in such Shares to any person or entity; provided that transfer to the Purchaser's spouse, issue, spouse of an issue or trusts for the benefit of such persons shall not be subject to a right of first refusal if the transferees agree in writing to be bound by the terms of this Agreement. Any holder of the Shares desiring to transfer such Shares or any interest in such Shares shall give a written notice to the Company describing the proposed transfer, including the number of Shares proposed to be transferred, the price and terms at which such Shares are proposed to be transferred and the name and address and other contact information of the proposed transferee. Unless otherwise agreed by the Company and the holder of such Shares, purchases by the Company under this Section 2 shall be at the proposed price and terms specified in the notice to the Company. If the Company fails to exercise its right of first refusal within 30 days from the date on which the Company receives the stockholder's notice, the stockholder may, within the next 90 days, conclude a transfer to the proposed transferee of the exact number of Shares covered by that notice on terms not more favorable (taken as a whole) to the transferee than those described in the notice. The Company's right of first refusal shall attach to the Shares, and all transferees shall be subject thereto. Any subsequent proposed transfer shall again be subject to the Company's right of first refusal. If the Company exercises its right of first refusal, the stockholder shall endorse and deliver to the Company the stock certificates representing the Shares being repurchased and the Company shall upon such delivery pay the stockholder the total repurchase price. The holder of the Shares being repurchased shall cease to have any rights with respect to such Shares immediately upon receipt of the repurchase price. The right of first refusal set forth in this Section 2 shall terminate upon the earliest of (i) the consummation of an underwritten public

offering of the Company's Common Stock registered under the Securities Act of 1933, as amended (the "*Act*"), (ii) the sale of all or substantially all the assets of the Company to a third party, (iii) a merger of the Company in a transaction or series of related transactions with or into a corporation or other entity pursuant to which more than 50% of the voting power of the Company is disposed of to a third party purchaser or group of purchasers, or (iv) the acquisition of all the outstanding securities of the Company by a third party purchaser or group of purchasers.

3. ***Other Restrictions on Transfer of Shares***.

3.1 ***Restrictions on Transfer Under the Act***. The Purchaser understands, acknowledges and agrees that the Shares are not registered under the Act, and that under the Act and other applicable laws the Purchaser may be required to hold such Shares for an indefinite period of time.

3.2 ***Market Standoff***. The Purchaser agrees that if so requested by the Company or any representative of the underwriters in connection with registration of the initial public offering of any securities of the Company under the Act, the Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180 day period following the effective date of such registration statement. The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180 day period.

3.3 ***Legends***. The certificates evidencing the Shares shall bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following:

> "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, (II) IN COMPLIANCE WITH RULE 144, OR (III) PURSUANT TO AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE CORPORATION, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.
>
> THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFORE PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE

SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE CORPORATION WITH RESPECT TO THE TRANSFER OF SUCH SECURITIES UNDER CERTAIN CIRCUMSTANCES PURSUANT TO AN AGREEMENT BY AND BETWEEN THE CORPORATION AND THE ORIGINAL PURCHASER OF SUCH SECURITIES. A COPY OF THAT AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT UNDER THE ACT FOR AN OFFERING OF THE CORPORATION'S SECURITIES PURSUANT TO TERMS OF THE COMMON STOCK PURCHASE AGREEMENT BY AND BETWEEN THE CORPORATION AND THE ORIGINAL PURCHASER OF SUCH SECURITIES. A COPY OF THAT AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

4. ***Representations and Acknowledgments of the Purchaser***. The Purchaser hereb represents, warrants, acknowledges and agrees that:

4.1 ***Investment***. The Purchaser is acquiring the Shares for the Purchaser's own account, and not directly or indirectly for the account of any other person. The Purchaser i acquiring the Shares for investment and not with a view to distribution or resale thereof except i compliance with the Act and any applicable state law regulating securities.

4.2 ***Access to Information***. The Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. The Purchaser has had access to such financial and other information as is necessary in order for the Purchaser to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which the Purchaser has had access.

4.3 ***Pre-Existing Relationship***. The Purchaser further represents and warrant that the Purchaser has either (a) a pre-existing relationship with the Company or one or more of its officers or directors consisting of personal or business contacts of a nature and duration whic enable the Purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or the officer or director with whom such relationship

exists or (b) such business or financial expertise as to be able to protect the Purchaser's own interests in connection with the purchase of the Shares.

4.4 ***Speculative Investment***. The Purchaser's investment in the Company represented by the Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part; the amount of such investment is within the Purchaser's risk capital means and is not so great in relation to the Purchaser's total financial resources as would jeopardize the personal financial needs of the Purchaser and, if applicable, the Purchaser's family in the event such investment were lost in whole or in part.

4.5 ***Unregistered Securities***.

(a) The Purchaser must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Act and therefore cannot and will not be sold unless they are subsequently registered under the Act or an exemption from such registration is available. The Company has made no agreements, covenants or undertakings whatsoever to register any of the Shares under the Act. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from the Act, including, without limitation, any exemption for limited sales in routine brokers' transactions pursuant to Rule 144 under the Act, will become available and any such exemption pursuant to Rule 144, if available at all, will not be available unless: (i) a public trading market then exists in the Company's Common Stock, (ii) adequate information as to the Company's financial and other affairs and operations is then available to the public, and (iii) all other terms and conditions of Rule 144 have been satisfied.

(b) Transfer of the Shares has not been registered or qualified under any applicable state law regulating securities and therefore the Shares cannot and will not be sold unless they are subsequently registered or qualified under any such act or an exemption therefrom is available. The Company has made no agreements, covenants or undertakings whatsoever to register or qualify any of the Shares under any such act. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from any such act will become available.

4.6 ***Residency***. The state of residency of the Purchaser for purposes of the Company's compliance with applicable securities laws is the state listed in the Purchaser's address as set forth on the signature page to this Agreement.

5. ***Tax Advice***. The Purchaser acknowledges that the Purchaser has not relied and will not rely upon the Company or the Company's counsel with respect to any tax consequences related to the ownership, purchase, or disposition of the Shares. The Purchaser assumes full responsibility for all such consequences and for the preparation and filing of all tax returns and elections which may or must be filed in connection with such Shares.

6. ***No Commitment***. Nothing in this Agreement constitutes an agreement that the Purchaser will be employed or retained by the Company for any term or changes the nature of the Purchaser's service to the Company, which remains on an "at will" basis.

7. ***Notices***. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally or five days after mailing if mailed by first class United States mail, certified or registered with return receipt requested, postage prepaid, and addressed as follows:

To the Company at: Mikojo, Inc.
Attention: James Cates
1840 Gateway Drive, Suite 200
Foster City, CA 94404

To the Purchaser at: The address listed after the Purchaser's signature.

8. ***Binding Effect***. This Agreement shall be binding upon the heirs, legal representatives and successors of the Company and of the Purchaser; provided, however, that the Purchaser may not assign any rights or obligations under this Agreement. The Company's rights under this Agreement shall be freely assignable.

9. ***Governing Law***. The interpretation, performance and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

10. ***Entire Agreement***. This Agreement constitutes the entire agreement of the parties pertaining to the Shares and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

11. ***Severability***. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. ***Counterpart and Facsimile Signatures***. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature (including signatures in Adobe PDF or similar format).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Purchase Agreement as of the date first written above.

COMPANY:

MIKOJO INC.,
A Delaware corporation

By: ______________________

Name: James Cates

Title: Director

PURCHASER:

MIKOJO PYT. LTD.

Adam Nettlefold, Vice President

Address: 64 Rumrunner Street
Mermaid Waters, QLD
Australia 4218

Telephone: +61 404 849 977

Facsimile: ______________________

Email: anettlefold@mac.com